UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss 240.14a-12

                          Roebling Financial Corp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3)  Filing Party:
--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

[LOGO]   -----         ROEBLING FINANCIAL CORP, INC.       -------


December 29, 2006

Dear Shareholder:

     On behalf of the Board of Directors and management of Roebling Financial Corp, Inc. (the "Company"), I cordially invite you to attend the 2007 Annual Meeting of Shareholders to be held at Bung's Tavern, 2031 Route 130 South, Burlington New Jersey, on Monday, January 29, 2007, at 3:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions shareholders may have.

     You will be asked to elect two directors and to ratify the appointment of Fontanella and Babitts as the Company's independent public accountants for the fiscal year ending September 30, 2007. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                       Sincerely,

                                       /s/ Frank J. Travea, III

                                       Frank J. Travea, III
                                       President and Chief Executive Officer


Route 130 South & Delaware Avenue, PO Box 66, Roebling, NJ  08554 (609) 499-9400

--------------------------------------------------------------------------------
                          ROEBLING FINANCIAL CORP, INC.
                       ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2007
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Roebling Financial Corp, Inc. (the "Company"), will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 29, 2007, at 3:00 p.m. local time for the following purposes:

     1.   To elect two directors of the Company; and

     2. To ratify the appointment of Fontanella and Babitts as independent public accountants of the Company for the fiscal year ending September 30, 2007;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Shareholders of record at the close of business on December 15, 2006 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL SHAREHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Joan K. Geary

                                      JOAN K. GEARY
                                      Secretary
Roebling, New Jersey
December 29, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                                       OF
                         ROEBLING FINANCIAL CORP, INC.
                      ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. (the "Company") to be used at the 2007 Annual Meeting of Shareholders which will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 29, 2007, at 3:00 p.m. local time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about December 29, 2006.

     All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified on your signed proxy, your shares will be voted (a) FOR the election of directors named in Proposal I,
(b) FOR Proposal II (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting or any adjournments thereof. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Joan K. Geary at Route 130 South and Delaware Avenue, Roebling, New Jersey 08554) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary timely notice of your intention to vote in person.

--------------------------------------------------------------------------------
                       VOTING SECURITIES AND VOTE REQUIRED
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.10 per share (the "Common Stock"). The Board of Directors has fixed the close of business on December 15, 2006 (the "Record Date") as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,712,259 shares of the Common Stock outstanding. Each shareholder of record on the Record Date is entitled to one vote for each share held.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being solicited by the Board of Directors enables a shareholder to vote for the election of the nominees as submitted as Proposal I, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to the ratification of the independent public accountants, which is submitted as Proposal II, a shareholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non- Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed the beneficial owner of shares of Common Stock as to which he or she has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days of the Record Date. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

NAME AND ADDRESS                                     AMOUNT AND NATURE OF               PERCENT OF SHARES OF
OF BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP              COMMON STOCK OUTSTANDING
-------------------                                  --------------------              ------------------------
Mark V. and Dawn Dimon
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554                                101,269 (1)                           5.9%

Roebling Bank Employee Stock
   Ownership Plan Trust
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554                                132,769 (2)                           7.8%

Lance S. Gad
1250 Fence Row Drive
Fairfield, Ct  06824                                       131,122                               7.7%

Kenneth R. and Joan Abercrombie
Lehman
1408 N. Abingdon Street
Arlington, Va 22207                                         86,366                               5.0%


John J. and Denise Ferry
Route 130 South and Delaware Avenue
Roebling, New Jersey 08554                                  87,509                               5.1%

___________
(1)  Excludes 132,769 shares held by the ESOP for which he serves as a Trustee.
(2) The Roebling Bank Employee Stock Ownership Plan ("ESOP") has shared voting and dispositive power over 132,769 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Dimon, Ferry and Semptimphelter to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 59,565 shares have been allocated to participant accounts under the ESOP.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors currently consists of six members, each of whom also serves as a director of the Company's principal subsidiary, Roebling Bank (the "Bank"). Under the Company's Certificate of Incorporation, directors are divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

     Mark V. Dimon and John J. Ferry (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in the 2010 annual meeting of shareholders and when their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth information with respect to each of the nominees, the directors continuing in office and the Company's executive officers, including for each their name, their positions with the Company, age, the year they first became a director of the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director first became a director of the Company upon its incorporation in 2004. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown below.

                                                                                               SHARES OF
                                                       YEAR FIRST           CURRENT          COMMON STOCK
                                                       ELECTED OR            TERM      BENEFICIALLY OWNED AS OF   PERCENT OF
NAME AND POSITION                      AGE(1)         APPOINTED(2)          EXPIRES           RECORD DATE            CLASS
-----------------                      ------         ------------          -------           -----------            -----
                                                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2010

Mark V. Dimon                            48               1983               2007           101,269(3)(4)            5.9%
Director and Treasurer
John J. Ferry                            56               1986               2007            87,509(3)(4)            5.1%
Director and Chairman of the
Board
                                                       DIRECTORS CONTINUING IN OFFICE

Joan K. Geary                            78               1990               2008            31,152(4)               1.8%
Director and Secretary
Robert R. Semptimphelter, Sr.            54               1990               2008            44,628(3)(5)            2.6%
Director
John A. LaVecchia                        59               1989               2009            27,189(5)               1.6%
Director and Vice Chairman
George N. Nyikita                        56               1989               2009            33,671(4)               2.0%
Director
                                                EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Frank J. Travea, III                     60                --                 --             22,105(6)               1.3%
President and Chief Executive
Officer
Janice A. Summers                        45                --                 --              21,225(7)              1.2%
Senior Vice President, Chief
Operating Officer and
Chief Financial Officer
All directors and executive                                                                 368,748(3)(8)            20.5%
officers as a group
(8 persons)

____________
(1)  At September 30, 2006.
(2)  Refers to the year the individual first became a director of the Bank.
(3) Excludes 132,769 shares held by the ESOP and 3,318 unvested shares held by the restricted stock plan for which Messrs. Semptimphelter, Dimon and Ferry serve as members of the ESOP and RSP Trust Committees. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(4) Includes 9,107 shares that may be acquired by each director through the exercise of stock options within 60 days of the Record Date and 1,456 shares of Common Stock eligible to be issued to each director under the restricted stock plan within 60 days of the Record Date.
(5) Includes 15,321 shares that may be acquired by each director through the exercise of stock options within 60 days of the Record Date and 1,456 shares of Common Stock eligible to be issued to each director under the restricted stock plan within 60 days of the Record Date.
(6) Includes 6,273 shares allocated to the account of Mr. Travea in the ESOP, 10,000 shares that may be acquired through the exercise of stock options within 60 days of the Record Date and 830 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.

(7) Includes 5,683 shares allocated to the account of Ms. Summers in the ESOP, 10,000 shares that may be acquired through the exercise of stock options within 60 days of the Record Date and 542 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.
(8) Includes 10,108 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date and 87,030 shares that may be acquired through the exercise of stock options within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

NOMINEES FOR DIRECTORS:

     MARK V. DIMON is the sole proprietor of Dimon Oil Corp, a commodity brokerage business he founded in 1988. Mr. Dimon is a former member of the Florence Township Board of Education.

     JOHN J. FERRY is President and owner of Ferry Construction, a general construction contractor with which he has been affiliated for 32 years. Mr. Ferry is President of the Burlington County Institute of Technology School Board, in Westampton, New Jersey.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

CONTINUING DIRECTORS:

     JOAN K. GEARY is the President and Treasurer of Keating Realty Company trading as M.E. Keating, Inc., which is engaged in equipment rental, excavation, grading and related work and with which she has been affiliated for 60 years. Ms. Geary is the Chairperson of the Florence Township Economic Development Council. She also holds a New Jersey Real Estate License.

     ROBERT R. SEMPTIMPHELTER, SR. is a principal in Farnsworth & Semptimphelter, LLC, a healthcare physician billing service located in Burlington County which he formed in 2002. Prior to forming Farnsworth & Semptimphelter, LLC, he had served as Director of Patient Financial Services at Carrier Clinic in Belle Meade, New Jersey since 1992. He has also held the position of comptroller of a larger New Jersey healthcare institution as well as the position of bank examiner at a public accounting firm. Mr. Semptimphelter was appointed to the Planning Board of Mansfield Township in 2006. He holds a degree in accounting from St. Edwards University and a masters degree in finance from Rider University.

     JOHN A. LAVECCHIA has served as a Manager of Brandow Group, Chevrolet Division since 1999. Prior to his current position, Mr. LaVecchia served as President of Totten Chevrolet Inc., an automotive dealership. Mr. LaVecchia is a former member of the Board of Directors of Girl Scouts USA and has coached in both Medford Little League and Medford Youth Soccer Clubs.

     GEORGE N. NYIKITA has served as Executive Director of the Burlington County Bridge Commission since 1991. He also serves as Commissioner of the Burlington County Tax Board and is a member of the Board of Trustees of Burlington County College.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     FRANK J. TRAVEA, III commenced employment with the Bank in September 2000 as Vice President and Commercial Loan Officer. In January 2002, Mr. Travea was appointed Vice President and Senior Loan Officer. In September 2002, Mr. Travea was appointed President and Chief Executive Officer of the Bank, upon the retirement of the former President and Chief Executive Officer. Mr. Travea has been employed in the banking industry for 43 years. Mr. Travea is Vice Chairman of the Burlington County Chamber of Commerce and President of the Burlington Rotary. He is Chief Financial Officer of the Library Company of Burlington, the oldest private library in the United States, and President of the Burlington-Camden County Savings League.

     JANICE A. SUMMERS commenced employment with the Bank in May 2000 as Senior Vice President and Chief Operating Officer. In September 2002, Ms. Summers was appointed Senior Vice President, Chief Operating Officer and Chief Financial
Officer of the Bank and Company. Prior to joining the Bank, Ms. Summers was Executive Vice President and Chief Financial Officer of St. Edmond's Federal Savings Bank in Philadelphia, where she had been employed since 1993. Ms. Summers is a Certified Public Accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for the Company and the Bank. During the fiscal year ended September 30, 2006, the Board of Directors of the Company held four regular meetings while the Board of Directors of the Bank held 25 regular and six special meetings. During the fiscal year ended September 30, 2006, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. The Company encourages directors to attend annual meetings of shareholders. All directors attended the 2006 Annual Meeting of Shareholders of Roebling Financial Corp, Inc. Shareholders may send written communications to directors by addressing them to the Secretary at the main office. In addition to other committees, as of September 30, 2006, the Company had a Nominating Committee, a Personnel Committee, and an Audit Committee.

     The Personnel Committee meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The
Personnel Committee is comprised of Directors Nyikita, Geary and Ferry. The Committee met 14 times during fiscal 2006.

     The Audit Committee consists of Directors Semptimphelter, Nyikita, Ferry and Dimon. The Board of Directors has determined that all the members of the Audit Committee would be independent as defined by the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Semptimphelter is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to eview the results of the annual audit. This Committee met four times in fiscal 2006. The Board of Directors has not adopted a formal written charter for the Audit Committee.

     NOMINATING COMMITTEE. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the Board of Directors appoints a nominating committee for the selection of management's nominees for director. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors appointed a nominating committee one time during fiscal year 2006 in order to make nominations for directors at the 2006 Annual Meeting. Such committee consisted of independent Directors Geary and Semptimphelter.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

     GENERAL. Each non-employee Director receives $750 for each board meeting attended, $600 for up to three meetings not attended and $300 for each committee meeting attended. Total fees of approximately $153,000 were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2006.

     DIRECTORS CONSULTATION AND RETIREMENT PLAN. The Bank sponsors a Directors Consultation and Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 84 months to the retired directors, a surviving spouse or the director's estate. For the fiscal year ended September 30, 2006, no payments were made under the DRP.

     STOCK OPTION AND RESTRICTED STOCK PLANS. Effective with the adoption of Roebling Financial Corp, Inc. 2006 Stock Option Plan on January 30, 2006, each non-employee director was granted options to acquire 9,107 shares of common stock at an exercise price of $10.00 per share. All such options were immediately vested and exercisable. Effective with the adoption of the Roebling Bank 2006 Restricted Stock Plan on January 30, 2006, each non-employee director was awarded 2,185 shares of restricted stock which vested one-third on the date of grant and vest one-third annually thereafter. All restricted stock awards become immediately vested upon a change-in-control of the Company. Restricted stock awards continue to vest during periods of service as an employee, director or director emeritus.

EXECUTIVE COMPENSATION

     The Company has no full-time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and by each other executive officer of either the Bank or the Company whose salary and bonus for the fiscal year ended September 30, 2006, exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                                    -----------------------------
                                                                                       SECURITIES
                                            ANNUAL COMPENSATION                        UNDERLYING
NAME AND                       FISCAL      --------------------     RESTRICTED STOCK    OPTIONS/       ALL OTHER
PRINCIPAL POSITION              YEAR       SALARY         BONUS           AWARDS          SARS       COMPENSATION
------------------              ----       ------         -----           ------          ----       ------------
Frank J. Travea, III            2006     $100,000       $ 8,000      $  12,000 (1)       10,000       $21,819 (4)
President and Chief             2005       99,077        10,000         12,000 (2)           --        22,927
Executive Officer               2004       92,000         9,000          9,000 (3)           --        21,209

Janice A. Summers               2006       96,000     5,000              7,000 (5)       10,000        12,614 (8)
Senior Vice President,          2005       91,962     4,500              4,500 (6)           --        14,167
Chief Operating Officer and     2004       87,215     4,000              4,000 (7)           --        11,565
Chief Financial Officer

_____________________
(1) Represents the value of 960 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 7, 2006 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Mr. Travea's restricted stock award would have been $12,096.
(2) Represents the value of 1,237 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 5, 2005 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Mr. Travea's restricted stock award would have been $15,586.
(3) Represents the value of 923 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 6, 2004 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Mr. Travea's restricted stock award would have been $11,630.
(4) Includes $4,460 in Bank contributions made to Mr. Travea's 401(k) account, $7,101 in family health insurance premiums paid by the Bank, 1,122 shares allocated to Mr. Travea's account pursuant to the ESOP at a cost of $8.48 per share (with an aggregate market value of $14,143) and $740 representing the taxable amount of employer-provided group term life insurance.
(5) Represents the value of 560 shares of the restricted stock awarded to Ms. Summers under the Restricted Stock Plan on December 7, 2006 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Ms. Summers' restricted stock award would have been $7,056.
                                       -8-

(6) Represents the value of 463 shares of the restricted stock awarded to Ms. Summers under the Restricted Stock Plan on December 5, 2005 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Ms. Summers' restricted stock award would have been $5,834.
(7) Represents the value of 410 shares of the restricted stock awarded to Ms. Summers under the Restricted Stock Plan on December 6, 2004 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2006, the value of Ms. Summers' restricted stock award would have been $5,166.
(8) Includes $4,020 in Bank contributions made to Ms. Summers' 401(k) account, 994 shares allocated to Ms. Summers' account pursuant to the ESOP at a cost of $8.48 per share (with an aggregate market value of $12,527) and $163 representing the taxable amount of employer-provided group term life insurance.

       OPTION  GRANTS  IN  FISCAL  YEAR  2006.  The  following   table  contains
information concerning the grants of stock options during the year ended September 30, 2006 to the Named Executive Officers. All such options were granted under the Stock Option Plan and are immediately exercisable.

                              NUMBER OF PERCENT OF
                                     SECURITIES             TOTAL OPTIONS
                              UNDERLYING GRANTED TO
                                       OPTIONS              EMPLOYEES IN            EXERCISE        EXPIRATION
            NAME                       GRANTED               FISCAL YEAR             PRICE             DATE
            ----                       -------               -----------             -----             ----
Frank J. Travea, III                   10,000                    17%                $12.725          09/06/16
Janice A. Summers                      10,000                    17%                $12.725          09/06/16

       AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006 AND YEAR-END OPTION VALUES. The following table sets forth information concerning option exercises and the value of options held by the Named Executive Officers at the end of the fiscal year. No SARs have been granted to any of the Named Executive Officers.

                                          NUMBER OF SECURITIES
                                          UNDERLYING UNEXERCISED                        VALUE OF UNEXERCISED
                                                 OPTIONS                                IN-THE-MONEY OPTIONS
                                            AT FISCAL YEAR END                         AT FISCAL YEAR-END(1)
                                    ----------------------------------           -----------------------------------
NAME                                EXERCISABLE          UNEXERCISABLE           EXERCISABLE           UNEXERCISABLE
----                                -----------          -------------           -----------           -------------
Frank J. Travea, III                  10,000                   --                    $ --                  $ --
Janice A. Summers                     10,000                   --                    $ --                   $ -

__________
(1) Based on the difference between the exercise price and the fair market value of the underlying securities at fiscal year-end. None of the options were in-the-money at fiscal year-end.

     EMPLOYMENT AGREEMENTS. The Bank has entered into employment agreements (the "Agreements") with Mr. Frank J. Travea, III and Ms. Janice A. Summers each for a one-year term subject to annual extension for an additional year on each anniversary date unless the Board of Directors gives 60 days prior notice. Mr. Travea's base compensation under his Agreement is $100,000 and Ms. Summers' compensation under her Agreement is $96,000. Under the Agreements, both Mr. Travea's and Ms. Summers' employment may be terminated by the Bank with or without "just cause" as defined in the Agreement. If the Bank terminates Mr. Travea's or Ms. Summers' employment without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreement, but in no event for a period of less than six months thereafter. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, Mr. Travea and Ms. Summers will each be paid an amount equal to 2.0 times their respective total taxable compensation for the calendar year ending on December 31 preceding such termination, plus the costs associated with maintaining their benefits participation for a period of two years. In the event of a change in control at September 30, 2006, Mr. Travea and Ms. Summers would have been entitled to payments of approximately $262,000 and $214,000, respectively.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                  PROPOSAL II - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Fontanella and Babitts was the Company's independent public accountants for the fiscal year ended September 30, 2006. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2007, subject to ratification by the Company's shareholders. The engagement of Fontanella and Babitts was approved in advance by the Audit Committee. A representative of Fontanella and Babitts is not expected to attend the Annual Meeting and will, therefore, not be able to respond to shareholder's questions or make a statement.

     Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:


FISCAL           AUDIT          AUDIT-RELATED         TAX         ALL OTHER
YEAR             FEES               FEES             FEES           FEES
----             ----               ----             ----           ----
2006           $46,947            $    --          $10,900         $ --
2005           $33,948            $ 2,250          $13,300         $ --

     AUDIT FEES include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB.

     AUDIT-RELATED FEES consist of fees incurred in connection with the Company's stock offering and the initial phase of compliance with the internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

     TAX FEES primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.


     ALL OTHER FEES are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such fees were billed during the last two fiscal years.

     The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FONTANELLA AND BABITTS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT. The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2006 with the management of the Company.

     REVIEW OF FINANCIAL STATEMENTS AND OTHER MATTERS WITH INDEPENDENT PUBLIC ACCOUNTANTS. The Audit Committee discussed with Fontanella & Babitts, the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Fontanella & Babitts required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Fontanella & Babitts its independence.

     RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN ANNUAL REPORT. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2006, for filing with the Securities and Exchange Commission.

         AUDIT COMMITTEE:
                  Mark V. Dimon, Chairman
                  Robert R. Semptimphelter, Sr.
                  John J. Ferry
                  George N. Nyikita

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of shareholders to be held in 2008 all shareholder proposals must be submitted to the Secretary at the Company's office, Route 130 South and Delaware Avenue, Roebling, New Jersey 08554, on or before September 1, 2007. Under the Company's Bylaws, in order to be considered for possible action by shareholders at the 2008 annual meeting of shareholders, shareholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 1, 2007.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2006 fiscal year.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

     The Company's 2006 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006 AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, ROEBLING FINANCIAL CORP, INC., ROUTE 130 SOUTH AND DELAWARE AVENUE, ROEBLING, NEW JERSEY 08554.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Joan K. Geary

                                    JOAN K. GEARY
                                    Secretary

Roebling, New Jersey
December 29, 2006

                                                     ROEBLING FINANCIAL CORP, INC.
[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
            ANNUAL MEETING OF STOCKHOLDERS                                                                         WITH-   FOR ALL
               JANUARY 29, 2007                                                                               FOR   HOLD   EXCEPT
----------------------------------------------------------------       1.  The  election of directors as
      The  undersigned  hereby  appoints  the  Board  of                   nominees  listed below (except
Directors  of  Roebling Financial  Corp,  Inc. (the  "Company"),           as marked to the contrary):        [ ]   [ ]     [ ]
or its  designee,  with full powers of substitution,  to act
as attorneys and proxies for the undersigned,  to vote all                     MARK V. DIMON        JOHN J. FERRY
shares of Common Stock of the Company which the  undersigned
is entitled to vote at the Annual  Meeting of  Shareholders            INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
(the "Annual  Meeting"),  to be held at Bung's  Tavern at              NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S
2031  Route 130  South,  Burlington,  New  Jersey,  on Monday,         NAME IN THE SPACE PROVIDED BELOW.
January  29,  2007,  at 3:00 p.m.  local time,  and at any
and all  adjournments thereof, in the following manner:                ____________________________________________________

                                                                                                              FOR  AGAINST ABSTAIN

                                                                       2.  The ratification of the appointment
                                                                           of Fontanella and Babitts, as the
                                                                           Company's independent public
                                                                           accountants for the fiscal year
                                                                           ending September 30, 2007.         [ ]   [ ]     [ ]

                                                                           The Board of Directors recommends a vote "FOR" each
                                       --------------------------       of the nominees and "FOR" the above listed proposition.
     Please be sure to sign and date   | Date                   |
       this Proxy in the box below.    |                        |       PLEASE CHECK BOX IF YOU PLAN TO ATTEND
-----------------------------------------------------------------       THE MEETING.                                  [  ]
|                                                               |
|                                                               |       THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
---Shareholder sign above-------Co-holder (if any) sign above---        INSTRUCTIONS ARE SPECIFIED,  THIS SIGNED PROXY WILL BE
                                                                        VOTED FOR THE PROPOSITIONS  STATED. IF ANY BUSINESS IS
                                                                        PRESENTED AT THE ANNUAL  MEETING,  THIS SIGNED PROXY WILL
                                                                        BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST
                                                                        JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
                                                                        KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
                                                                        MEETING.

                                                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                          ROEBLING FINANCIAL CORP, INC.
        ROUTE 130 SOUTH AND DELAWARE AVENUE . ROEBLING, NEW JERSEY 08554

--------------------------------------------------------------------------------
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 29, 2006, and the 2006 Annual Report to Shareholders.

     Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________

___________________________________________

___________________________________________